HECO Exhibit 99.2

Consolidating financial information (unaudited)

HECO is not required to provide separate financial statements or other disclosures concerning Hawaii Electric Light Company, Inc. (HELCO) and Maui Electric Company, Limited (MECO) to holders of the 2004 Debentures issued by HELCO and MECO to HECO Capital Trust III (Trust III) since all of their voting capital stock is owned, and their obligations with respect to these securities have been fully and unconditionally guaranteed, on a subordinated basis, by HECO. Consolidating information is provided below for these and other HECO subsidiaries for the periods ended and as of the dates indicated.

HECO also unconditionally guarantees HELCO’s and MECO’s obligations (a) to the State of Hawaii for the repayment of principal and interest on Special Purpose Revenue Bonds issued for the benefit of HELCO and MECO and (b) relating to the trust preferred securities of Trust III. HECO is also obligated, after the satisfaction of its obligations on its own preferred stock, to make dividend, redemption and liquidation payments on HELCO’s and MECO’s preferred stock if the respective subsidiary is unable to make such payments.

Consolidating balance sheet

	December 31, 2011
(in thousands)	HECO	HELCO	MECO	RHI	UBC	Reclassifications and Eliminations	HECO Consolidated
Assets
Utility plant, at cost
Land	$43,316	5,182	3,016	—	—	—	$51,514
Plant and equipment	3,091,908	1,048,599	911,520	—	—	—	5,052,027
Less accumulated depreciation	(1,141,839)	(414,769)	(410,286)	—	—	—	(1,966,894)
Construction in progress	117,625	8,144	13,069	—	—	—	138,838
Net utility plant	2,111,010	647,156	517,319	—	—	—	3,275,485
Investment in wholly owned subsidiaries, at equity	517,216	—	—	—	—	(517,216)[2]	—
Current assets
Cash and equivalents	44,819	3,383	496	82	26	—	48,806
Advances to affiliates	—	46,150	18,500	—	—	(64,650)[1]	—
Customer accounts receivable, net	130,190	28,602	24,536	—	—	—	183,328
Accrued unbilled revenues, net	103,328	18,499	15,999	—	—	—	137,826
Other accounts receivable, net	8,987	1,186	3,008	—	—	(4,558)[1]	8,623
Fuel oil stock, at average cost	128,037	19,217	24,294	—	—	—	171,548
Materials & supplies, at average cost	25,096	4,700	13,392	—	—	—	43,188
Prepayments and other	21,135	6,575	7,033	—	—	(141)[3]	34,602
Regulatory assets	5,916	1,115	1,130	—	—	—	8,161
Total current assets	467,508	129,427	108,388	82	26	(69,349)	636,082
Other long-term assets
Regulatory assets	490,973	86,394	83,861	—	—	—	661,228
Unamortized debt expense	8,446	2,464	1,876	—	—	—	12,786
Other	58,672	11,843	15,846	—	—	—	86,361
Total other long-term assets	558,091	100,701	101,583	—	—	—	760,375
	$3,653,825	877,284	727,290	82	26	(586,565)	$4,671,942
Capitalization and liabilities
Capitalization
Common stock equity	$1,406,084	281,055	236,054	81	26	(517,216)[2]	$1,406,084
Cumulative preferred stock—not subject to mandatory redemption	22,293	7,000	5,000	—	—	—	34,293
Long-term debt, net	629,757	204,110	166,703	—	—	—	1,000,570
Total capitalization	2,058,134	492,165	407,757	81	26	(517,216)	2,440,947
Current liabilities
Current portion of long-term debt	42,580	7,200	7,720	—	—	—	57,500
Short-term borrowings-affiliate	64,650	—	—	—	—	(64,650)[1]	—
Accounts payable	140,044	29,616	18,920	—	—	—	188,580
Interest and preferred dividends payable	12,648	4,074	2,762	—	—	(1)[1]	19,483
Taxes accrued	152,315	37,638	34,956	—	—	(141)[3]	224,768
Other	50,828	9,478	13,603	1	—	(4,557)[1]	69,353
Total current liabilities	463,065	88,006	77,961	1	—	(69,349)	559,684
Deferred credits and other liabilities
Deferred income taxes	236,890	61,044	39,929	—	—	—	337,863
Regulatory liabilities	215,401	62,049	38,016	—	—	—	315,466
Unamortized tax credits	34,877	12,951	12,786	—	—	—	60,614
Retirement benefits liability	368,245	62,036	64,840	—	—	—	495,121
Other	72,418	22,391	11,235	—	—	—	106,044
Total deferred credits and other liabilities	927,831	220,471	166,806	—	—	—	1,315,108
Contributions in aid of construction	204,795	76,642	74,766	—	—	—	356,203
	$3,653,825	877,284	727,290	82	26	(586,565)	$4,671,942

Consolidating statement of income

	Year ended December 31, 2011
(in thousands)	HECO	HELCO	MECO	RHI	UBC	Reclassifications and Eliminations	HECO Consolidated

Operating revenues	$2,110,249	444,266	419,249	—	—	—	$2,973,764
Operating expenses
Fuel oil	909,172	121,839	234,115	—	—	—	1,265,126
Purchased power	522,503	137,453	29,696	—	—	—	689,652
Other operation	183,633	36,318	37,114	—	—	—	257,065
Maintenance	81,583	19,668	19,968	—	—	—	121,219
Depreciation	89,324	32,767	20,884	—	—	—	142,975
Taxes, other than income taxes	196,170	41,028	39,306	—	—	—	276,504
Income taxes	37,652	16,863	11,473	—	—	—	65,988
	2,020,037	405,936	392,556	—	—	—	2,818,529
Operating income	90,212	38,330	26,693	—	—	—	155,235
Other income (deductions)
Allowance for equity funds used during construction	4,572	592	800	—	—	—	5,964
Equity in earnings of subsidiaries	44,616	—	—	—	—	(44,616)[2]	—
Impairment of utility plant	(5,496)	—	—	—	—	—	(5,496)
Other, net	2,845	569	433	(5)	(4)	(27)[1]	3,811
	46,537	1,161	1,233	(5)	(4)	(44,643)	4,279
Interest and other charges
Interest on long-term debt	36,522	11,938	9,072	—	—	—	57,532
Amortization of net bond premium and expense	2,023	554	504	—	—	—	3,081
Other interest charges	(921)	62	304	—	—	(27)[1]	(582)
Allowance for borrowed funds used during construction	(1,941)	(248)	(309)	—	—	—	(2,498)
	35,683	12,306	9,571	—	—	(27)	57,533
Net income (loss)	101,066	27,185	18,355	(5)	(4)	(44,616)	101,981
Preferred stock of subsidiaries	—	534	381	—	—	—	915
Net income (loss) attributable to HECO	101,066	26,651	17,974	(5)	(4)	(44,616)	101,066
Preferred stock dividends of HECO	1,080	—	—	—	—	—	1,080
Net income (loss) for common stock	$99,986	26,651	17,974	(5)	(4)	(44,616)	$99,986

Consolidating statement of cash flows

	Year ended December 31, 2011
(in thousands)	HECO	HELCO	MECO	RHI	UBC	Elimination addition to (deduction from) cash flows	HECO Consolidated
Cash flows from operating activities:
Net income (loss)	$101,066	27,185	18,355	(5)	(4)	(44,616)[2]	$101,981
Adjustments to reconcile net income to net cash provided by operating activities:
Equity in earnings	(44,716)	—	—	—	—	44,616 [2]	(100)
Common stock dividends received from subsidiaries	28,228	—	—	—	—	(28,128)[2]	100
Depreciation of property, plant and equipment	89,324	32,767	20,884	—	—	—	142,975
Other amortization	9,890	2,528	4,960	—	—	—	17,378
Impairment of utility plant	9,215	—	—	—	—	—	9,215
Changes in deferred income taxes	38,548	16,101	14,442	—	—	—	69,091
Changes in tax credits, net	1,464	117	506	—	—	—	2,087
Allowance for equity funds used during construction	(4,572)	(592)	(800)	—	—	—	(5,964)
Decrease in cash overdraft	—	(2,527)	(161)	—	—	—	(2,688)
Changes in assets and liabilities:
Increase in accounts receivable	(34,167)	(2,985)	(5,663)	—	—	(1,589)[1]	(44,404)
Decrease (Increase) in accrued unbilled revenues	(31,616)	(2,481)	655	—	—	—	(33,442)
Increase in fuel oil stock	(6,757)	(3,466)	(8,620)	—	—	—	(18,843)
Increase in materials and supplies	(6,206)	(202)	(63)	—	—	—	(6,471)
Increase in regulatory assets	(31,774)	(2,025)	(6,333)	—	—	—	(40,132)
Increase (decrease) in accounts payable	(34,515)	4,391	(5,691)	—	—	—	(35,815)
Changes in prepaid and accrued income taxes and revenue taxes	51,593	9,641	8,502	—	—	—	69,736
Contributions to defined benefit pension and other postretirement benefit plans	(54,183)	(9,191)	(9,802)			—	(73,176)
Changes in other assets and liabilities	16,312	(7,174)	(859)	(2)	—	1,589 [2]	9,866
Net cash provided by (used in) operating activities	97,134	62,087	30,312	(7)	(4)	(28,128)	161,394
Cash flows from investing activities:
Capital expenditures	(160,528)	(34,230)	(31,264)	—	—	—	(226,022)
Contributions in aid of construction	15,003	6,271	2,260	—	—	—	23,534
Advances from (to) affiliates	—	(15,200)	11,000	—	—	4,200 [1]	—
Other	77	—	—	—	—	—	77
Investment in consolidated subsidiary	(25)	—	—	—	—	25 [2]	—
Net cash used in investing activities	(145,473)	(43,159)	(18,004)	—	—	4,225	(202,411)
Cash flows from financing activities:
Common stock dividends	(70,558)	(16,124)	(12,004)	—	—	28,128 [2]	(70,558)
Preferred stock dividends of HECO and subsidiaries	(1,080)	(534)	(381)	—	—	—	(1,995)
Proceeds from issuance of common stock	40,000	—	—	—	25	(25)[2]	40,000
Net increase in short-term borrowings from nonaffiliates and affiliate with original maturities of three months or less	4,200	—	—	—	—	(4,200)[1]	—
Other	(423)	(116)	(21)	—	—	—	(560)
Net cash provided by (used in) financing activities	(27,861)	(16,774)	(12,406)	—	25	23,903	(33,113)
Net increase (decrease) in cash and cash equivalents	(76,200)	2,154	(98)	(7)	21	—	(74,130)
Cash and cash equivalents, beginning of year	121,019	1,229	594	89	5	—	122,936
Cash and cash equivalents, end of year	$44,819	3,383	496	82	26	—	$48,806

Explanation of reclassifications and eliminations on consolidating schedules:

[1]                  Eliminations of intercompany receivables and payables and other intercompany transactions.

[2]                  Elimination of investment in subsidiaries, carried at equity.

[3]                  Reclassification of accrued income taxes for financial statement presentation.